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Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We hereby consent to the incorporation by reference in the Registration Statement on Form F-3 (No. 333-155194) of AerCap Holdings N.V. of our report dated March 15, 2010, relating to the financial statements and the effectiveness of internal control over financial reporting of AerCap Holdings N.V., which appears in this Form 20-F.

/s/ H.F.M. Gertsen RA
PricewaterhouseCoopers Accountants N.V.
Rotterdam, the Netherlands
March 15, 2010

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  Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM